UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
July 3, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On July 3, 2002, US Airways Group, Inc. (Company) and US Airways, Inc. issued a news release (see exhibit 99 below).

     Certain information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: costs related to the Company's compliance with governmental requirements imposed as a result of the September 11, 2001 terrorist attacks and the Company's response to the effect of such attacks; labor and competitive responses to the steps taken by the Company as a result of such attacks; demand for transportation in the markets in which the Company operates in light of such attacks; economic conditions; labor costs; financing costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  ----------------

99            News release dated July 3, 2002 of US Airways Group, Inc. and
                US Airways, Inc.

                                                                              SIGNATURES
                                                                              --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: July 3, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: July 3, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

US AIRWAYS REPORTS JUNE TRAFFIC

     ARLINGTON, Va., July 3, 2002 -- US Airways reported today that revenue passenger miles for June 2002 declined 19.1 percent compared to June 2001, while available seat miles for the month were down 19.6 percent compared to June 2001. The passenger load factor for June 2002 was 77.3 percent, an increase of 0.5 percentage points compared to June 2001.

     For the second quarter 2002, revenue passenger miles decreased 18.6 percent compared to the same period in 2001, while available seat miles decreased 20.0 percent. The passenger load factor for the second quarter was 75.1 percent, an increase of 1.3 percentage points compared to the second quarter 2001.

     Revenue passenger miles for the first six months of the year decreased 17.4 percent compared to the same period in 2001, while available seat miles were down 19.5 percent year-over-year. The passenger load factor for the period was 71.9 percent, an increase of 1.8 percentage points compared to the same period in 2001.

     The three wholly-owned subsidiaries of US Airways Group, Inc. -- Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA, Inc. -- reported that revenue passenger miles for June 2002 increased 4.8 percent compared to June 2001, while available seat miles increased 14.3 percent. The passenger load factor for the month was 56.5 percent, a decrease of 5.1 percentage points compared to June 2001.

     Revenue passenger miles for the second quarter for the three US Airways Express wholly-owned subsidiaries increased 6.3 percent compared to the same period in 2001, while available seat miles were up 14.3 percent. The passenger load factor for the second quarter was 56.1 percent, a decrease of 4.2 percentage points compared to the second quarter 2001.

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US AIRWAYS REPORTS JUNE TRAFFIC
Page Two
July 3, 2002

     For the first six months of 2002, revenue passenger miles for the three US Airways Express wholly-owned subsidiaries were up 4.0 percent compared to the same period last year, while available seat miles increased by 10.5 percent. The passenger load factor for the period was 52.6 percent, a decrease of 3.3 percentage points from 2001.

     "While we saw load factor improvement again this month, we are seeing unit revenues decline at an unacceptable rate, which partially is attributable to slumping business demand and some weakening in leisure demand," said B. Ben Baldanza, US Airways senior vice president of marketing and planning.

     Mainline passenger unit revenues are expected to decline between 10.5 percent and 11.5 percent for June 2002, compared to June 2001.

     Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors which could cause actual results to differ materially from the forward-looking statements are contained in US Airways' periodic filings with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

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US AIRWAYS REPORTS JUNE TRAFFIC
Page Three
July 3, 2002
	US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS

	June 2002	June 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	2,925,903	3,736,893	(21.7)
International*	830,887	906,208	(8.3)
Total - Scheduled Service	3,756,790	4,643,101	(19.1)
Total (Including Charter)	3,757,835	4,646,173	(19.1)

Available Seat Miles (000):
Domestic*	3,912,261	5,031,650	(22.2)
International*	948,127	1,012,519	(6.4)
Total - Scheduled Service	4,860,389	6,044,170	(19.6)
Total (Including Charter)	4,861,663	6,047,625	(19.6)

Passengers Boarded*	4,283,217	5,530,663	(22.6)
System Load Factor*	77.3	76.8	0.5
Average Passenger Journey*	877.1	839.5	4.5

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

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US AIRWAYS REPORTS JUNE TRAFFIC
Page Four
July 3, 2002
US AIRWAYS, INC.
SECOND QUARTER 2002

	April-June 2002	April-June 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	8,658,314	10,973,183	(21.1)
International*	2,307,765	2,497,751	(7.6)
Total - Scheduled Service	10,966,079	13,470,934	(18.6)
Total (Including Charter)	10,968,823	13,479,647	(18.6)

Available Seat Miles (000):
Domestic*	11,835,941	15,250,267	(22.4)
International*	2,769,733	3,014,562	(8.1)
Total - Scheduled Service	14,605,674	18,264,829	(20.0)
Total (Including Charter)	14,608,971	18,274,825	(20.1)

Passengers Boarded*	12,982,081	16,582,263	(21.7)
System Load Factor*	75.1	73.8	1.3
Average Passenger Journey*	844.7	812.4	4.0

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

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US AIRWAYS REPORTS JUNE TRAFFIC
Page Five
July 3, 2002
US AIRWAYS, INC.
YEAR-TO-DATE 2002

	Jan.-June 2002	Jan.-June 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	16,561,359	20,621,133	(19.7)
International*	3,985,494	4,252,846	(6.3)
Total - Scheduled Service	20,546,852	24,873,979	(17.4)
Total (Including Charter)	20,550,971	24,892,816	(17.4)

Available Seat Miles (000):
Domestic*	23,593,007	29,933,998	(21.2)
International*	4,990,758	5,564,562	(10.3)
Total - Scheduled Service	28,583,765	35,498,560	(19.5)
Total (Including Charter)	28,588,684	35,519,990	(19.5)

Passengers Boarded*	24,807,343	30,775,247	(19.4)
System Load Factor*	71.9	70.1	1.8
Average Passenger Journey*	828.3	808.2	2.5

* scheduled service

NOTE:     Numbers may not add or calculate due to rounding

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US AIRWAYS REPORTS JUNE TRAFFIC
Page Six
July 3, 2002
	US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS

	June 2002	June 2001	Percent Change
Revenue Passenger Miles (000)	141,468	134,935	4.8
Available Seat Miles (000)	250,567	219,128	14.3
Passengers Boarded*	626,235	619,153	1.1
System Load Factor*	56.5	61.6	(5.1)
Average Passenger Journey	225.9	217.9	3.7
	US AIRWAYS EXPRESS**
SECOND QUARTER 2002

	April-June 2002	April-June 2001	Percent Change
Revenue Passenger Miles (000)	429,328	404,036	6.3
Available Seat Miles (000)	765,939	670,080	14.3
Passengers Boarded*	1,895,352	1,852,066	2.3
System Load Factor*	56.1	60.3	(4.2)
Average Passenger Journey	226.5	218.2	3.8

*scheduled service
** Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA Airlines, Inc.

NOTE: Numbers may not add or calculate due to rounding

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US AIRWAYS REPORTS JUNE TRAFFIC
Page Seven
July 3, 2002
US AIRWAYS EXPRESS**
YEAR-TO-DATE 2002

	Jan.-June 2002	Jan.-June 2001	Percent Change
Revenue Passenger Miles (000)	755,252	726,266	4.0
Available Seat Miles (000)	1,437,094	1,300,034	10.5
Passengers Boarded*	3,388,298	3,331,307	1.7
System Load Factor*	52.6	55.9	(3.3)
Average Passenger Journey	222.9	218.0	2.2

*scheduled service
** Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA Airlines, Inc.

NOTE:     Numbers may not add or calculate due to rounding

NUMBER: 4312